EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the SCS Hedged Opportunities (TE) Fund, LLC, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the SCS Hedged Opportunities (TE) Fund, LLC for the period ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the SCS Hedged Opportunities (TE) Fund, LLC for the stated period.

/s/ Peter H. Mattoon	/s/ Joseph E. McCuine
Peter H. Mattoon	Joseph E. McCuine
Chief Executive Officer, SCS Hedged Opportunities (TE) Fund, LLC	Chief Financial Officer, SCS Hedged Opportunities (TE) Fund, LLC

Dated: December 2, 2011

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by SCS Hedged Opportunities (TE) Fund, LLC for purposes of Section 18 of the Securities Exchange Act of 1934.